Acquisitions/Divestitures	12 Months Ended
Dec. 31, 2014
Acquisitions/Divestitures
Acquisitions/Divestitures

Note C.

Acquisitions/Divestitures

Acquisitions

Purchase price consideration for all acquisitions, as reflected in the tables in this note, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2014

In 2014, the company completed six acquisitions at an aggregate cost of $608 million.

The Software segment completed acquisitions of five privately held companies: in the first quarter, Aspera, Inc. (Aspera) and Cloudant, Inc. (Cloudant); in the second quarter, Silverpop Systems, Inc. (Silverpop) and Cognea Group Pty LTD (Cognea); and in the third quarter, CrossIdeas Srl (CrossIdeas). Global Technology Services (GTS) completed one acquisition: in the third quarter, Lighthouse Security Group, LLC (Lighthouse), a privately held company.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2014:

2014 Acquisitions

	Amortization	Total
($ in millions)	Life (in Years)	Acquisitions
Current assets		$56
Fixed assets/noncurrent assets		39
Intangible assets:
Goodwill	N/A	442
Completed technology	5-7	68
Client relationships	7	77
Patents/trademarks	1-7	18
Total assets acquired		701
Current liabilities		(26)
Noncurrent liabilities		(67)
Total liabilities assumed		(93)
Total purchase price		$608

N/A - Not applicable

Each acquisition further complemented and enhanced the company’s portfolio of product and services offerings. Aspera’s technology helps make cloud computing faster, more predictable and more cost effective for big data transfers such as enterprise storage, sharing virtual images or accessing the cloud for increased computing capacity. Cloudant will extend the company’s mobile and cloud platform by enabling developers to easily and quickly create next-generation mobile and Web-based applications. Silverpop is a provider of cloud-based capabilities that deliver personalized customer engagements in highly scalable environments. Cognea offers personalized artificial intelligence capabilities designed to serve as an intuitive interface between human users and data-driven information. CrossIdeas delivers next generation identity and access governance capabilities to help mitigate access risks and segregation of duty violations. Lighthouse is a provider of cloud-enabled managed identity and access management solutions.

The overall weighted-average life of the identified amortizable intangible assets acquired is 6.8 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $442 million has been assigned to the Software ($430 million) and Global Technology Services ($11 million) segments. It is expected that approximately 1 percent of the goodwill will be deductible for tax purposes. All acquisitions were for 100 percent of the acquired companies.

2013

In 2013, the company completed 10 acquisitions at an aggregate cost of $3,219 million.

SoftLayer Technologies, Inc. (SoftLayer)—On July 3, 2013, the company completed the acquisition of 100 percent of the privately held company, SoftLayer, a cloud computing infrastructure provider based in Dallas, Texas for cash consideration of $1,977 million. SoftLayer joined the company’s new cloud services unit, which combined SoftLayer with IBM SmartCloud into a global platform. Goodwill of $1,285 million has been assigned to the Global Technology Services ($1,246 million) and Software ($39 million) segments. At the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired is 7.0 years.

Other Acquisitions — The Software segment completed acquisitions of eight privately held companies: in the first quarter, StoredIQ Inc. (StoredIQ) and Star Analytics, Inc. (Star Analytics); in the second quarter, UrbanCode Inc. (UrbanCode); and in the third quarter, Trusteer, Ltd. (Trusteer) and Daeja Image Systems, Ltd. (Daeja); and in the fourth quarter, Xtify, Inc. (Xtify), The Now Factory and Fiberlink Communications (Fiberlink). Systems and Technology (STG) completed one acquisition: in the third quarter, CSL International (CSL), a privately held company. All acquisitions in 2013 were for 100 percent of the acquired companies.

The following table reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2013.

2013 Acquisitions

	Amortization		Other
($ in millions)	Life (in Years)	SoftLayer	Acquisitions
Current assets		$80	$97
Fixed assets/noncurrent assets		300	41
Intangible assets
Goodwill	N/A	1,285	961
Completed technology	5-7	290	181
Client relationships	6-7	245	97
In-process R&D	N/A	2	—
Patents/trademarks	2-7	75	32
Total assets acquired		2,277	1,408
Current liabilities		(56)	(61)
Noncurrent liabilities		(244)	(105)
Total liabilities assumed		(300)	(166)
Total purchase price		$1,977	$1,242

N/A - not applicable

In addition to SoftLayer, each acquisition further complemented and enhanced the company’s portfolio of product and services offerings. The acquisition of StoredIQ advances the company’s efforts to help clients derive value from big data. The combination of the company’s and Star Analytics’ software advances the company’s business analytics initiatives. UrbanCode automates the delivery of software, helping businesses quickly release and update mobile, social, big data and cloud applications. CSL deepens the consolidation cloud capabilities by offering simplified management of the virtualization environment. Trusteer extends the company’s data security capabilities further into the cloud, mobile and endpoint security space. Daeja delivers software that helps employees across all industries, especially data intensive ones such as banking, insurance and healthcare, get faster access to critical business information, and complements the company’s big data capabilities. Xtify is a leading provider of cloud-based mobile messaging tools that help organizations improve mobile sales, drive in-store traffic and engage customers with personalized offers. The Now Factory is a provider of analytics software that helps communications service providers (CSPs) deliver better customer experiences and drive new revenue opportunities. Fiberlink is a mobile management and security company, that supports the company’s expanding vision for enterprise mobility management, which encompasses secure transactions between businesses, partners, and customers.

For the “Other Acquisitions,” the overall weighted-average life of the identified amortizable intangible assets acquired is 6.6 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $961 million has been assigned to the Software ($948 million) and Systems and Technology ($13 million) segments. At the acquisition dates, it was expected that approximately 2 percent of the goodwill would be deductible for tax purposes.

2012

In 2012, the company completed 11 acquisitions at an aggregate cost of $3,964 million.

Kenexa Corporation (Kenexa)—On December 3, 2012, the company completed the acquisition of 100 percent of Kenexa, a publicly held company, for cash consideration of $1,351 million. Kenexa, a leading provider of recruiting and talent management solutions, brings a unique combination of cloud-based technology and consulting services that integrates both people and processes, providing solutions to engage a smarter, more effective workforce across their most critical business functions. Goodwill of $1,014 million was assigned to the Software ($771 million) and Global Technology Services (GTS) ($243 million) segments. As of the acquisition date, it was expected that approximately 10 percent of the goodwill would be deductible for tax purposes. The overall weighted-average useful life of the identified intangible assets acquired was 6.5 years.

Other Acquisitions—The Software segment also completed eight other acquisitions: in the first quarter, Green Hat Software Limited (Green Hat), Emptoris Inc. (Emptoris) and Worklight, Inc. (Worklight), all privately held companies, and DemandTec, Inc. (DemandTec), a publicly held company; in the second quarter, Varicent Software Inc. (Varicent), Vivisimo Inc. (Vivisimo) and Tealeaf Technology Inc. (Tealeaf), all privately held companies; and in the third quarter, Butterfly Software, Ltd. (Butterfly), a privately held company. STG completed two acquisitions: in the first quarter, Platform Computing Corporation (Platform Computing), a privately held company; and in the third quarter, Texas Memory Systems (TMS), a privately held company. All acquisitions in 2012 were for 100 percent of the acquired companies.

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2012.

2012 Acquisitions

($ in millions)
	Amortization		Other
	Life (in Years)	Kenexa	Acquisitions
Current assets		$133	$278
Fixed assets/noncurrent assets		98	217
Intangible assets
Goodwill	N/A	1,014	1,880
Completed technology	3 - 7	169	403
Client relationships	4 - 7	179	194
In-process R&D	N/A	—	11
Patents/trademarks	1 - 7	39	37
Total assets acquired		1,632	3,020
Current liabilities		(93)	(143)
Noncurrent liabilities		(188)	(264)
Total liabilities assumed		(281)	(407)
Total purchase price		$1,351	$2,613

N/A - not applicable

Each acquisition further complemented and enhanced the company’s portfolio of product and services offerings. Green Hat helps customers improve the quality of software applications by enabling developers to use cloud computing technologies to conduct testing of a software application prior to its delivery. Emptoris expands the company’s cloud-based analytics offerings that provide supply chain intelligence leading to better inventory management and cost efficiencies. Worklight delivers mobile application management capabilities to clients across a wide range of industries. The acquisition enhanced the company’s comprehensive mobile portfolio, which is designed to help global corporations leverage the proliferation of all mobile devices—from laptops and smartphones to tablets. DemandTec delivers cloud-based analytics software to help organizations improve their price, promotion and product mix within the broad context of enterprise commerce. Varicent’s software automates and analyzes data across sales, finance, human resources and IT departments to uncover trends and optimize sales performance and operations. Vivisimo software automates the discovery of big data, regardless of its format or where it resides, providing decision makers with a view of key business information necessary to drive new initiatives. Tealeaf provides a full suite of customer experience management software, which analyzes interactions on websites and mobile devices. Butterfly offers storage planning software and storage migration tools, helping companies save storage space, operational time, IT budget and power consumption. Platform Computing’s focused technical and distributed computing management software helps clients create, integrate and manage shared computing environments that are used in compute-and-data intensive applications such as simulations, computer modeling and analytics. TMS designs and sells high-performance solid state storage solutions.

For the “Other Acquisitions,” the overall weighted-average life of the identified amortizable intangible assets acquired is 6.6 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $1,880 million was assigned to the Software ($1,412 million), Global Business Services (GBS) ($5 million), GTS ($21 million) and STG ($443 million) segments. As of the acquisition dates, it was expected that approximately 15 percent of the goodwill would be deductible for tax purposes.

Divestitures

2014

Microelectronics — On October 20, 2014, IBM and GLOBALFOUNDRIES announced a definitive agreement in which GLOBALFOUNDRIES will acquire the company’s Microelectronics business, including existing semiconductor manufacturing assets and operations in East Fishkill, New York and Essex Junction, Vermont. The commercial OEM business to be acquired by GLOBALFOUNDRIES includes custom logic and specialty foundry, manufacturing and related operations.

The companies have also agreed to a 10-year exclusive manufacturing sourcing agreement in which GLOBALFOUNDRIES will provide server processor semiconductor technology for use in IBM Systems. The agreement provides the company with capacity and market-based pricing for current semiconductor nodes in production and progression to nodes in the future for both development and production needs. As part of the transaction agreement, the company will provide GLOBALFOUNDRIES with certain transition services, including IT, supply chain, packaging and test services and lab services. The initial term for these transition services is one to three years, with GLOBALFOUNDRIES having the ability to renew.

The transaction will be completed as soon as is practical, subject to the satisfaction of regulatory requirements, customary closing conditions and any other required approvals. The transaction is expected to close in 2015.

In the third quarter of 2014, the company recorded a pre-tax charge of $4.7 billion related to the expected sale of the Microelectronics disposal group, which was part of the Systems and Technology reportable segment. The pre-tax charge reflected the fair value less the estimated cost of selling the disposal group including an impairment to the semiconductor long-lived assets of $2.4 billion, $1.5 billion representing the cash consideration expected to be transferred to GLOBALFOUNDRIES and $0.8 billion of other related costs. The asset impairment was reflected in property, plant and equipment, net and the other costs of disposal were reflected in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position at September 30, 2014. These estimates may be adjusted, and the company may incur additional charges prior to the closing of the transaction. All assets and liabilities of the business are reported as held for sale at December 31, 2014.The cash consideration is expected to be transferred over three years with $750 million transferred at the closing date. The actual net cash related to the transaction will be adjusted by the amount of the working capital due from GLOBALFOUNDRIES, estimated to be $200 million.

Reporting the related assets and liabilities initially as held for sale at September 30, 2014 was based on meeting all of the criteria for such reporting in the applicable accounting guidance. While the company met certain criteria for held for sale reporting in prior periods, it did not meet all of the criteria until September 30, 2014. In addition, at September 30, 2014, the company concluded that the Microelectronics business met the criteria for discontinued operations reporting. The disposal group constitutes a component under accounting guidance. The continuing cash inflows and outflows with the discontinued component are related to the manufacturing sourcing arrangement and the transition, packaging and test services. These cash flows are not direct cash flows as they are not significant and the company will have no significant continuing involvement.

Summarized financial information for discontinued operations is shown below.

($ in millions)
For the year ended December 31:	2014	2013	2012
Total revenue	$1,335	$1,384	$1,633
Loss from discontinued operations, before tax	$(619)	$(720)	$(638)
Loss on disposal, before tax	(4,726)	–	–
Total loss from discontinued operations, before income taxes	$(5,346)	$(720)	$(638)
Provision/(benefit) for income taxes	(1,617)	(322)	(243)
Loss from discontinued operations, net of tax	$(3,729)	$(398)	$(395)

The assets and liabilities at December 31, 2014 presented below are classified as held for sale.

($ in millions)
At December 31:	2014	2013
Assets:
Accounts receivable	$245	$166
Inventory	380	481
Property, plant & equipment, net	–	2,322
Other assets	92	90
Total assets	$717	$3,059
Liabilities:
Accounts payable	$177	$172
Deferred income	87	84
Other liabilities	163	20
Total liabilities	$427	$276

Industry Standard Server — On January 23, 2014, IBM and Lenovo Group Limited (Lenovo) announced a definitive agreement in which Lenovo would acquire the company’s industry standard server portfolio for an adjusted purchase price of $2.1 billion, consisting of approximately $1.8 billion in cash, with the balance in Lenovo common stock. The stock represented less than 5 percent equity ownership in Lenovo. The company would sell to Lenovo its System x, BladeCenter and Flex System blade servers and switches, x86-based Flex integrated systems, NeXtScale and iDataPlex servers and associated software, blade networking and maintenance operations.

IBM and Lenovo have entered into a strategic relationship which will include a global OEM and reseller agreement for sales of IBM’s industry-leading entry and midrange Storwize disk storage systems, tape storage systems, General Parallel File System software, SmartCloud Entry offering, and elements of IBM’s system software, including Systems Director and Platform Computing solutions. Effective with the initial closing of the transaction, Lenovo has assumed related customer service and maintenance operations. IBM will continue to provide maintenance delivery and warranty services on Lenovo’s behalf for an extended period of time. In addition, as part of the transaction agreement, the company will provide Lenovo with certain transition services, including IT and supply chain services. The initial term for these transition services ranges from less than one year to three years. Lenovo can renew certain services for an additional year.

The transaction will be completed in phases. The initial closing occurred on October 1, 2014. A subsequent closing occurred in most other countries in which there was a large business footprint on December 31, 2014. The remaining countries are expected to close in early 2015.

The company expects to recognize a total pre-tax gain on the sale of approximately $1.5 billion, which does not include associated costs related to transition and performance-based costs. Net of these charges, the pre-tax gain is approximately $1.2 billion, of which $1.1 billion was recorded in the fourth quarter of 2014. The balance of the gain is expected to be recognized in 2019 upon conclusion of the maintenance agreement.

The company’s industry standard server business is reported in the Systems and Technology segment, and the associated maintenance operations are part of the Global Technology Services segment. In 2013, this combined business delivered approximately $4.6 billion of revenue and was essentially breakeven on a pre-tax income basis.

The classification of the industry standard server business as held for sale at September 30, 2014 was based on meeting all of the criteria for such classification in the applicable accounting guidance. While the company met certain criteria for held for sale classification in prior periods, it did not meet the criteria that the disposal group was available for immediate sale in its present condition until September 30, 2014. Prior to that date, the company was engaged in the regulatory review process and in the activities necessary to separate the tangible assets and prepare such assets for sale. At December 31, 2014, the assets and liabilities remaining as held for sale were immaterial.

In addition, at September 30, 2014, the company concluded that the industry standard server systems business did not meet the criteria for discontinued operations reporting. The disposal group consists of the industry standard server systems business and associated maintenance operations. The industry standard server systems business constitutes a component under accounting guidance, while the maintenance operations do not meet the definition of a component. Due to the significance of the continuing cash flows with the disposal group after the transaction closes, the company did not meet the criteria to report the industry standard server systems business as a discontinued operation.

Others — On June 30, 2014, the company completed the divestitures of its solid DB suite of products to UNICOM Systems, Inc. and its Human Capital Management business line in France to Sopra Group.

On August 31, 2014, the company completed the divestiture of its Cognos Finance product to UNICOM Systems, Inc.

On September 30, 2014, the company completed the divestitures of its IMS Tools Suite of products to Rocket Software, Inc., its Sterling Transportation Management System to Kewill Inc., and its ILOG JViews and Elixir Visualization products to Rogue Wave Software, Inc.

On December 31, 2014, the company completed the divestiture of its Focal Point and PurifyPlus product suite to UNICOM Systems, Inc.

All of the above transactions closed in 2014 and the financial terms related to these transactions were not material. Overall, the company recorded a pre-tax gain of $132 million related to these transactions in 2014.

2013

Customer Care — On September 10, 2013, IBM and SYNNEX announced a definitive agreement in which SYNNEX would acquire the company’s worldwide customer care business process outsourcing services business for $501 million, consisting of approximately $430 million in cash, net of balance sheet adjustments, and $71 million in SYNNEX common stock, which represented less than 5 percent equity ownership in SYNNEX. As part of the transaction, SYNNEX entered into a multi-year agreement with the company, and Concentrix, SYNNEX’s outsourcing business, has become an IBM strategic business partner for global customer care business process outsourcing services.

The initial closing of the transaction was completed on January 31, 2014, with subsequent closings occurring in 2014. In the fourth quarter of 2014, the company continued to work toward resolution of the required final balance sheet adjustments. A charge in the amount of $10 million was recorded to reflect the expected resolution. For the full year of 2014, the company recorded a pre-tax gain of $202 million related to this transaction.

Others — In the first quarter of 2013, the company completed the divestiture of its Showcase Reporting product set to Help/Systems. Showcase Reporting, which was acquired by the company through the SPSS acquisition in 2009, is an enterprise-class business intelligence platform that enables customers to build and manage analytical reporting environments.

In the fourth quarter of 2013, the company completed two divestitures, the Applicazioni Contabili Gestionali (ACG) business and the Cognos Application Development Tools (ADT) business.

The ACG business was purchased by TeamSystem. The ACG product is an Italian Enterprise Resource Planning solution for small- and medium- sized companies. The Cognos ADT business was purchased by UNICOM Systems, Inc. The Cognos ADT product suite represents a legacy family of products that provide application development environments that would enable programmers to develop COBOL applications at a higher productivity level.

Financial terms of each transaction did not have a material impact in the consolidated financial results.

 2012

Retail Store Solutions — On April 17, 2012, the company announced that it had signed a definitive agreement with Toshiba TEC for the sale of its Retail Store Solutions business. As part of the transaction, the company agreed to transfer the maintenance business to Toshiba TEC within three years of the original closing of the transaction.

In the fourth quarter of 2014, the company completed the fourth phase of the transfer of the maintenance workforce to Toshiba. A subsequent wave closing is scheduled to be completed in the first quarter of 2015. The parts and inventory transfer to Toshiba will commence in the first quarter of 2015 and is expected to be completed by the third quarter of 2015. The workforce transfer and an assessment of the ongoing contractual terms of the overall transaction resulted in the recognition of an additional pre-tax gain of $6 million in the fourth quarter of 2014.

The company expects to close the final phase of the divestiture in the third quarter of 2015. Overall, the company expects to recognize a cumulative total pre-tax gain on the sale of approximately $517 million, of which $511 million has been recognized through December 31, 2014.